                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation of our report, included in this Form 10K, into Vision-Sciences, Inc.'s previously filed Registration Statement File Nos. 33-57298, 33-80762, 33-80764 and 333-72547.

  ------------------------------------------------------------------------------
                                          ARTHUR ANDERSEN LLP

Boston, Massachusetts
June 25, 1999